SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of report: (date of earliest event reported)
                        March 5, 2009 (February 28, 2009)

                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




           Delaware                       0-15905                73-1268729
(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
Incorporation or organization)                               Identification No.)


               801 Travis Street, Suite 2100, Houston, Texas 77002
                    (Address of principal executive offices)


                                 (713) 568-4725
                           (Issuer's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02      DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
               DIRECTORS;   APPOINTMENT   OF  CERTAIN   OFFICERS;   COMPENSATORY
               ARRANGEMENTS OF CERTAIN OFFICERS.

     To achieve certain cost reductions, effective February 28, 2009, Mr. William J. Dale's employment with Blue Dolphin Energy Company was terminated. Mr. Dale served as Principal Financial Officer and held the positions of Chief Financial Officer, Treasurer and Secretary.

     Also effective February 28, 2009, the Board of Directors of Blue Dolphin Energy Company appointed Mr. T. Scott Howard, currently Blue Dolphin's Principal Accounting Officer, Assistant Treasurer and Assistant Secretary, to additionally serve as the Company's Principal Financial Officer and Treasurer, and Mr. Thomas Heath, currently Executive Vice President of the Company to serve as Secretary. The position of Chief Financial Officer will not be filled at this time.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 5, 2009

                                                     BLUE DOLPHIN ENERGY COMPANY


                                                     /s/ Michael J. Jacobson
                                                     ---------------------------
                                                     By: Michael J. Jacobson
                                                     President